UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 9, 2013

ALLSCRIPTS HEALTHCARE SOLUTIONS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-35547	36-4392754
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 Merchandise Mart Plaza, Suite 2024, Chicago, Illinois 60654

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (312) 506-1200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On July 10, 2013, Allscripts Healthcare Solutions, Inc. (the “Company”) announced certain preliminary results for the three months ended June 30, 2013. Further details are described in the press release issued by the Company on July 10, 2013 and furnished as Exhibit 99.1 hereto and incorporated herein by reference.

The information contained in, or incorporated into, Item 2.02, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference to such filing.

Item 5.02.	Departure, election or appointment of directors or officers; compensatory arrangements of certain officers.

On July 9, 2013, Stephen Shute stepped down from his position as Executive Vice President, Sales of the Company, effective August 8, 2013. The Company anticipates entering into a separation agreement pursuant to which Mr. Shute’s separation will be treated as a termination without cause for purposes of calculating severance and benefits. A termination without cause under his existing employment agreement provides for (i) a cash payment in twelve equal monthly installments of one times annual salary plus target performance bonus and target sales bonus, which totals $880,000, (ii) one year of continued health benefits and (iii) partial accelerated vesting of equity awards (i.e., vesting of any awards that would vest during the next year plus a pro rata amount of one additional unvested tranche, subject to satisfaction of any applicable performance conditions). Additional expected terms in the separation agreement include (i) Mr. Shute receiving payment of certain sales incentives earned through August 8, 2013, (ii) noncompetition and nonsolicitation covenants for a period of 12 months from his termination date and (iii) a release of claims, a non-disparagement covenant and a cooperation covenant from Mr. Shute.

Item 7.01.	Regulation FD Disclosure.

On July 9, 2013, the Company announced that the North Shore-LIJ Health System had extended its relationship with the Company for managed IT services. Further details are described in the press release issued by the Company on July 9, 2013 and furnished as Exhibit 99.2 hereto and incorporated herein by reference.

The information contained in, or incorporated into, Item 7.01, including Exhibit 99.2 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference to such filing.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release dated July 10, 2013

99.2	Press Release dated July 9, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLSCRIPTS HEALTHCARE SOLUTIONS, INC.

Date: July 11, 2013

	By:	/s/ Richard J. Poulton
Richard J. Poulton Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated July 10, 2013

99.2	Press Release dated July 9, 2013